UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2020

LEGACY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

001-38296	Delaware	81-3674868
(Commission File Number)	(State or jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1308 Race Street, Suite 200

Cincinnati OH 45202

(Address of principal executive offices, including zip code)

(513) 618-7161

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one Warrant to purchase one-half of one share of Class A common stock	LGC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	LGC	New York Stock Exchange
Warrants, exercisable for one-half of one share of Class A common stock for $5.75 per half share, or $11.50 per whole share	LGC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

First Amendment to Amended and Restated Share Exchange Agreement

On March 13, 2020, Legacy Acquisition Corp., a Delaware corporation (“Legacy” or the “Company”), and Blue Valor Limited, a company incorporated in Hong Kong (“Blue Valor” or the “Seller”) and an indirect, wholly owned subsidiary of BlueFocus Intelligent Communications Group Co. Ltd. (“BFICG”), entered into a First Amendment to the Amended and Restated Share Exchange Agreement (the “Amendment”), the effectiveness of which is conditioned upon the approval of BFICG’s board of directors. Pursuant to the Amendment, among other things, shares of Legacy’s common stock payable to the Seller at the closing of the business combination (“Closing”) will be reduced from 30,000,000 to 27,000,000 shares, representing a reduction of 3,000,000 shares of Legacy’s common stock which would have been outstanding immediately following the Closing under the terms of the original Amended and Restated Share Exchange Agreement, dated as of December 2, 2019, by and between Legacy and the Seller (the “Amended and Restated Share Exchange Agreement”). Under the Amendment, the Seller will be granted the right to receive 3,000,000 shares of Legacy’s common stock (the “Seller Deferred Shares”) following the Closing (i) if after the Closing Legacy’s stock has a volume weighted average trading price of at least $20 per share for any 30 day period or if Legacy is sold for a share price of at least $20 per share post-Closing, or (ii) upon the 10th anniversary of the Closing. Under the terms of the Amendment, the Sponsor will transfer 3,500,000 outstanding shares of Legacy’s common stock back to Legacy prior to the Closing, which shares will be cancelled and cease to be outstanding. In consideration for such shares, the Sponsor will be granted the right to receive up to 2,000,000 shares of Legacy’s common stock (the “Sponsor Deferred Shares”) after the Closing as follows: (a) 1,000,000 shares, if, after the Closing, Legacy stock has a volume weighted average trading price of at least $15 per share for any 30 day period or if Legacy is sold for a share price of at least $15 per share after the Closing and (b) 1,000,000 shares, if, after the Closing, Legacy stock has a volume weighted average trading price of at least $20 per share for any 30 day period or if Legacy is sold for a share price of at least $20 per share after the Closing; provided, that the maximum number of Sponsor Deferred Shares that the Sponsor can receive is 2,000,000. The amount of Seller Deferred Shares and Sponsor Deferred Shares which may be received and the conditions for receiving the same are subject to certain adjustments as set forth in the Amendment.

Under the Amendment, Legacy will agree to use its commercially reasonable best efforts to obtain the vote or consent of holders of at least 65% of Legacy’s warrants sold as part of the units in its initial public offering, exercisable for one-half of one share of Class A common stock for $5.75 per half share, or $11.50 per whole share (referred to herein as the “public warrants”), to provide for certain amendments (the “Warrant Amendments”) to the Warrant Agreement between Legacy and Continental Stock Transfer & Trust Company, dated as of November 16, 2017 (as amended from time to time, the “Warrant Agreement”). The proposed Warrant Amendments would provide, among other things, that each outstanding public warrant and each outstanding private placement warrant shall no longer be exercisable to purchase one-half share of common stock for $5.75 per half-share (subject to adjustment as provided in the Warrant Agreement) and instead shall be converted solely in to the right to receive (i) if, at the Closing, the aggregate gross cash proceeds from the trust, after redemptions and any PIPE Financing (as herein defined) (if consummated), equals at least $225 million, $1.00 in cash or (ii) if, at the Closing, the aggregate gross cash proceeds from the trust, after redemptions and the PIPE Financing (if consummated), is less than $225 million, $0.50 in cash and 0.055 shares of common stock (Sponsor has agreed to exchange its private placement warrants for only 0.11 shares of common stock per private placement warrant). The Warrant Amendment in respect of the public warrants is referred to herein as the “Public Warrant Amendment” and the Warrant Amendment in respect of the private placement warrants is referred to herein as the “Private Warrant Amendment.” The Warrant Amendments require the approval of holders of at least 65% of the public warrants. As indicated below, in connection with the Warrant Holder Support Agreements, Legacy has obtained the agreement of holders of approximately 65.9% of the public warrants to vote in favor of or consent to the Warrant Amendments and therefore expects that the Warrant Amendments will be approved. The term “PIPE Financing” refers to a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Rule 506(c) (or other available exemption) of shares of common stock solely to eligible accredited investors or qualified institutional buyers.

Except as set forth above, the material terms of the Amended and Restated Share Exchange Agreement as amended by the Amendment (hereinafter, the “Share Exchange Agreement”) are substantially the same as the terms of the Amended and Restated Share Exchange Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 2, 2019.

Sponsor Support Agreement and Waiver Agreement

Concurrently with the execution of the Amendment, (x) the Sponsor, Legacy and the Seller entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”) and (y) the Sponsor and Legacy entered into a Waiver Agreement (the “Waiver Agreement”). Pursuant to the Sponsor Support Agreement, the Sponsor agreed to assign and transfer to the Company for cancellation 3,500,000 shares of Legacy’s Class F common stock (“Founder Shares”) in consideration for the Sponsor Deferred Shares which will be issued in accordance with the terms and conditions set forth in the Share Exchange Agreement. All of the Founder Shares assigned and transferred by the Sponsor under the Sponsor Support Agreement will be cancelled by the Company. Under the Sponsor Support Agreement, the Sponsor further agreed to certain covenants and agreements related to the transactions contemplated by the Share Exchange Agreement, particularly with respect to taking supportive actions to consummate the business combination, including, without limitation, waiving the right to receive any cash payment with respect to 14,587,770 private placement warrants beneficially owned by the Sponsor in connection with the Private Warrant Amendment and to accept only shares of common stock at a rate of 0.11 of a share of common stock per warrant (or 1,604,655 shares of common stock in total). The remaining 2,912,230 private placement warrants beneficially owned by certain institutional investors in the Sponsor may be exchanged, at the election of their beneficial owners, for the same all stock consideration as the Sponsor or for the same consideration to be received by the holders of the public warrants.

Pursuant to the Waiver Agreement, entered into at the same time as the Sponsor Support Agreement and the Amendment, the Sponsor (on behalf of itself and each beneficial owner of Founder Shares) irrevocably waived their rights under Section 4.3(b)(ii) of Legacy’s Amended and Restated Certificate of Incorporation to receive additional Class A common stock upon conversion of the Founder Shares held by them in connection with the business combination as a result of the new issuance of Legacy common stock or any other anti-dilution (or similar) protections in respect of Founder Shares in connection with a PIPE Financing (if consummated) and the Warrant Amendments.

Warrant Holder Support Agreements

Effective as of March 9, 2020, Legacy entered into warrant holder support agreements (“Warrant Holder Support Agreements”) with the holders of approximately 19,765,000 (or approximately 65.9%) of Legacy’s public warrants. Pursuant to the Warrant Holder Support Agreements, such holders have agreed to vote in favor of the Warrant Amendments to the Warrant Agreement as contemplated by the Amendment. Under the Warrant Holder Support Agreements, the subject warrant holders further agreed to certain covenants and agreements related to the Warrant Amendments, including, without limitation, not to dispose of any of their public warrants subject to the Warrant Holder Support Agreements or any economic interests therein, subject, in certain cases, to certain specified exceptions. As the Warrant Amendments require the approval by holders of at least 65% of Legacy’s public warrants, the Warrant Holder Support Agreements principally assure the vote in favor of the Warrant Amendments and, therefore, Legacy expects that the Warrant Amendments will be approved.

The foregoing description of the Amendment, Sponsor Support Agreement, Waiver Agreement and Warrant Holder Support Agreements do not purport to be complete and are qualified in their entirety by the terms and conditions of the Amendment, Sponsor Support Agreement, Waiver Agreement and Warrant Holder Support Agreements, respectively, copies of which are attached hereto as Exhibit 2.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively, and are incorporated herein by reference. The Share Exchange Agreement contains covenants that the respective parties made to each other as of the date of the Share Exchange Agreement or as of the date of such agreement or other specific dates as provided therein. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Amendment has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Legacy, Seller or any other party to the Share Exchange Agreement. In particular, the representations, warranties, covenants and agreements contained in the Share Exchange Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Share Exchange Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Share Exchange Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Share Exchange Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Amended and Restated Share Exchange Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Share Exchange Agreement, which subsequent information may or may not be fully reflected in Legacy’s public disclosures.

Item 1.02 Termination of a Material Definitive Agreement

On March 13, 2020, Legacy, the Seller and the Sponsor mutually terminated the redemption side letter dated as of December 2, 2019, among Legacy, the Seller and the Sponsor. The redemption side letter provided that (i) depending on the level of redemptions, certain shares of Legacy common stock owned by Sponsor would have been subject to forfeiture and (ii) Blue Impact (the name of Legacy from and after the Closing and referred to herein as such) might have been required to reissue a specified portion of those forfeited shares depending on the post-Closing trading price of Blue Impact’s common stock. The redemption side letter was terminated in connection with the anticipated changes in the terms of the business combination to the Amended and Restated Share Exchange Agreement (to which Legacy and the Seller are parties), including the deferral of the receipt of shares of common stock by the Seller and the transfer of shares of common stock by the Sponsor, to be effected by the Amendment, the Sponsor Support Agreement and the Waiver Agreement.

Item 7.01 Regulation FD Disclosure.

On March 13, 2020, Legacy issued a press release announcing an amendment to the terms of the business combination. A copy of the press release is furnished as Exhibit 99.1 hereto.

On March 13, 2020, Legacy issued a press release announcing the Amendment and the proposed Warrant Agreement Amendments. A copy of the press release is furnished as Exhibit 99.2 hereto.

In February 2020, Legacy entered into confidential discussions with, and provided certain confidential information regarding the Company to, certain prospective accredited investors or qualified institutional buyers in connection with a possible PIPE Financing. In connection with those discussions, Legacy agreed with such prospective accredited investors or qualified institutional buyers to provide such information publicly and is making the disclosures included in this Item 7.01, including Exhibit 99.3 to this Current Report on Form 8-K, in accordance with that agreement. The presentation, dated February 2020, furnished hereto as Exhibit 99.3 to this Current Report on Form 8-K, was used in discussions with prospective accredited investors or qualified institutional buyers during the period between February 14, 2020 and March 6, 2020.

The Company hereby furnishes the information in this Item 7.01 and Exhibits 99.1, 99.2 and 99.3 attached hereto. This information is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), in each case, whether made before or after the date hereof, regardless of any general incorporation language in such filing. Other documents filed with the Securities and Exchange Commission (the “SEC”) shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	First Amendment to the Amended and Restated Share Exchange Agreement, dated March 13, 2020, by and between Legacy Acquisition Corp. and Blue Valor Limited*
10.1	Sponsor Support Agreement, dated as of March 13, 2020, by and between Legacy Acquisition Sponsor I LLC, Legacy Acquisition Corp., and Blue Valor Limited
10.2	Waiver Agreement, dated March 13, 2020, by and between Legacy Acquisition Sponsor I LLC, Legacy Acquisition Corp., and Blue Valor Limited Sponsor I LLC, and Blue Valor Limited
10.3	Termination Agreement, dated March 13, 2020, by and between Legacy Acquisition Corp., Legacy Acquisition Sponsor I LLC, and Blue Valor Limited
10.4	Form of Warrant Holder Support Agreement**
10.5	Warrant Holder Support Agreement, dated as of March 9, 2020, by and between Alyeska Investment Group LP and Legacy Acquisition Corp.
10.6	Warrant Holder Support Agreement, dated as of March 9, 2020, by and between Kepos Alpha Master Fund L.P. and Legacy Acquisition Corp.

10.7	Warrant Holder Support Agreement dated as of March 9, 2020, by and between Longfellow Investment Management Co., LLC and Legacy Acquisition Corp.
99.1	Press Release, dated March 13, 2020, Legacy Acquisition Corp. Announces Amendments to Terms of Business Combination***
99.2	Press Release, dated March 13, 2020: Legacy Acquisition Corp. Announces Amendment to Share Exchange Agreement and Expected Warrant Agreement Amendment***
99.3	Investor Presentation dated February 2020***

*	Legacy has omitted schedules and similar attachments to the First Amendment to the Amended and Restated Share Exchange Agreement pursuant to Item 601(a)(5) of Regulation S-K.

**	Legacy has omitted certain agreements as exhibits to this Current Report on Form 8-K because each such agreement is substantially identical, except as to the parties thereto and the specific number of warrants held by a party thereto, to Exhibit 10.4. These omitted agreements are identified on a schedule attached to Exhibit 10.4 pursuant to Instruction (2) of the Instructions to Item 601 of Regulation S-K.

***	Exhibits 99.1, 99.2 and 99.3 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall Exhibits 99.1, 99.2 or 99.3 be deemed incorporated by reference into any filing of the Company under the Securities Act, in each case, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth in such filing.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination contemplated by the Amended and Restated Share Exchange Agreement, Legacy filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) on December 2, 2019, and intends to file a definitive proxy statement with the SEC. In addition, in connection with the proposed warrant agreement amendment, Legacy intends to file a preliminary proxy statement with the SEC. Legacy’s security holders and other interested persons are advised to read the applicable proxy statement(s) and the amendments thereto and other relevant materials to be filed in connection with the business combination and warrant agreement amendment with the SEC, including, when available, a definitive proxy statement on Schedule 14A and documents incorporated by reference therein, as these materials will contain important information about the business combination and warrant agreement amendment, as applicable. When available, the definitive proxy statement and other relevant materials for the business combination and warrant agreement amendment will be mailed to the applicable securityholders of Legacy as of a record date to be established for voting on the business combination and warrant agreement amendment. Stockholders will also be able to obtain copies of the preliminary proxy statements, the definitive proxy statements and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of proxies from Legacy’s securityholders with respect to the business combination and warrant agreement amendment, as applicable. A list of the names of those directors and executive officers and a description of their interests in Legacy will be contained in Legacy’s definitive proxy statements that will be filed with respect to the business combination and warrant agreement amendment, respectively, and in its annual report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination and warrant agreement amendment, respectively, when available.

The Seller, BFICG, and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the securityholders of Legacy in connection with the business combination or warrant agreement amendment. A list of the names of such directors and executive officers and information regarding their interests in the business combination or warrant agreement amendment, as applicable, will be included in Legacy’s definitive proxy statements that will be filed with respect to the business combination and warrant agreement amendment, respectively.

Forward-Looking Statements:

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Legacy’s and the Blue Impact business’ (including the Madhouse business’) actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, our statements regarding the impact of the Amendment on our dilutive securities and capital structure, our statements regarding the warrant agreement amendment and the anticipated changes to be made to the terms of our warrants, and statements regarding Madhouse’s anticipated financial performance.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and the Blue Impact business’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Share Exchange Agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the Share Exchange Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Legacy or other conditions to closing in the Share Exchange Agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the business combination to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed business combination; (6) the inability to obtain or maintain the listing of Blue Impact’s common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the aggregate number of Legacy shares requested to be redeemed by Legacy’s stockholders in connection with the proposed business combination; (12) the ability of the Blue Impact business to ameliorate or otherwise mitigate its existing material weaknesses and any material weaknesses in internal control over financial reporting or significant deficiencies that may be identified in the future; (13) estimates for the financial performance of the Blue Impact business may prove to be incorrect or materially different from actual results; (14) the impact of coronavirus outbreak on capital markets and Blue Impact’s business; and (15) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC. Legacy cautions that the foregoing list of factors is not exhaustive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Any securities that may be offered pursuant to any PIPE Financing will not be registered under the Securities Act, or any state securities laws, and until so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY ACQUISITION CORP.

March 13, 2020	By:	/s/ William C. Finn
	Name:	William C. Finn
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	First Amendment to the Amended and Restated Share Exchange Agreement, dated March 13, 2020, by and between Legacy Acquisition Corp. and Blue Valor Limited*
10.1	Sponsor Support Agreement, dated as of March 13, 2020, by and between Legacy Acquisition Sponsor I LLC, Legacy Acquisition Corp., and Blue Valor Limited
10.2	Waiver Agreement, dated March 13, 2020, by and between Legacy Acquisition Sponsor I LLC, Legacy Acquisition Corp., and Blue Valor Limited Sponsor I LLC, and Blue Valor Limited
10.3	Termination Agreement, dated March 13, 2020, by and between Legacy Acquisition Corp., Legacy Acquisition Sponsor I LLC, and Blue Valor Limited
10.4	Form of Warrant Holder Support Agreement**
10.5	Warrant Holder Support Agreement, dated as of March 9, 2020, by and between Alyeska Investment Group LP and Legacy Acquisition Corp.
10.6	Warrant Holder Support Agreement, dated as of March 9, 2020, by and between Kepos Alpha Master Fund L.P. and Legacy Acquisition Corp.
10.7	Warrant Holder Support Agreement dated as of March 9, 2020, by and between Longfellow Investment Management Co., LLC and Legacy Acquisition Corp.
99.1	Press Release, dated March 13, 2020, Legacy Acquisition Corp. Announces Amendments to Terms of Business Combination***
99.2	Press Release, dated March 13, 2020: Legacy Acquisition Corp. Announces Amendment to Share Exchange Agreement and Expected Warrant Agreement Amendment***
99.3	Investor Presentation dated February 2020***

*	Legacy has omitted schedules and similar attachments to the First Amendment to the Amended and Restated Share Exchange Agreement pursuant to Item 601(a)(5) of Regulation S-K.

**	Legacy has omitted certain agreements as exhibits to this Current Report on Form 8-K because each such agreement is substantially identical, except as to the parties thereto and the specific number of warrants held by a party thereto, to Exhibit 10.4. These omitted agreements are identified on a schedule attached to Exhibit 10.4 pursuant to Instruction (2) of the Instructions to Item 601 of Regulation S-K.

***	Exhibits 99.1, 99.2 and 99.3 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall Exhibits 99.1, 99.2 or 99.3 be deemed incorporated by reference into any filing of the Company under the Securities Act, in each case, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth in such filing.